AMENDMENT AND LIMITED WAIVER
                          ----------------------------


                  This AMENDMENT AND LIMITED WAIVER (this "Amendment") is entered into as of March 25, 1998 among DenAmerica Corp., a Georgia corporation (the "Borrower"), the Banks (as hereinafter defined) and Banque Paribas, as Agent.

                                    RECITALS
                                    --------

                  WHEREAS, Borrower, certain financial institutions (the "Banks") and the Agent are party to that certain Amended and Restated Credit Agreement dated as of July 3, 1996, as modified by that certain Limited Consent, dated as of April 16, 1997, as further modified by that certain Limited Consent, dated as of June 30, 1997, as further modified by that certain Limited Consent, dated as of July 31, 1997, as further modified by that certain Limited Waiver, dated as of August 21, 1997 and as further amended and modified by that certain Amendment and Limited Consent and Waiver, dated as of September 30, 1997 (the "September 1997 Amendment") (as amended or modified prior to the date hereof, as amended and modified hereby and as further amended, supplemented or modified hereafter from time to time, the "Credit Agreement"); and

                  WHEREAS, Borrower has requested that the Agent and the Banks amend, and grant certain consents and waivers with respect to, certain provisions of the Credit Agreement, all as more fully described herein; and

                  WHEREAS, the Agent and the Banks have agreed to grant such consents and waivers upon the terms and conditions set forth herein.

                                    AGREEMENT
                                    ---------

                  NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. Definitions Used in this Amendment. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned thereto in the Credit Agreement.

                  Section 2. Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                           (a) Amendments to Definitions. Section 1.1 of the Credit Agreement is hereby amended by:

                           (i) deleting the defined terms "Olajuwon  Associates,
                  L.L.C." and "Olajuwon Deferred Purchase Price" in their entirety as they appear in such Section;

                           (ii) inserting the parenthetical  "(together with all
                  schedules and exhibits to this Amended Credit Agreement)" immediately after the words "this Amended Credit Agreement" as they appear in the first line of the defined term "Loan Documents" contained in such Section;

                           (iii) amending and restating the defined term "Term Loan Maturity Date" in its entirety to read as follows: "Term Loan Maturity Date" shall mean June 30, 1998."

                           (iv) adding to such Section,  in proper  alphabetical
                  order the following new defined terms:

                                  "Asset Purchase  Agreement" means that certain
                         Asset Purchase Agreement, dated as of January 27, 1998, among Olajuwon Holdings, Inc., Akinola Olajuwon and the Borrower, as amended by that certain First Amendment to Asset Purchase Agreement, dated as of March 16, 1998, in the form set forth in Schedule A attached hereto.

                                  "CNL Equipment" means certain  equipment owned
                         by  the   Borrower   and  located  at  the   properties
                         identified on Schedule B hereto.

                                  "CNL  Loan  Agreement"  means  the  collective
                         reference to (i) that certain Balloon Promissory Note, dated as of October 1, 1997 in the principal amount of $8,725,000 by Borrower in favor of CNL American Properties Fund, Inc. ("CNL American"), set forth in Schedule C attached hereto, (ii) that certain Balloon Promissory Note, dated as of October 1, 1997 in the principal amount of $4,500,000 by Borrower in favor of CNL American, set forth in Schedule D attached hereto,
                         (iii) that certain Security Agreement, dated as of October 1, 1997 between Borrower and CNL American, set forth in Schedule E attached hereto, (iv) that certain Security Agreement, dated as of October 1, 1997 between Borrower and CNL American, set forth in Schedule F attached hereto, (v) that certain Assignment of Warranties, dated as of October 1, 1997 by Borrower in favor of CNL American, set forth in Schedule G attached hereto and (vi) that certain Assignment of Warranties, dated as of October 1, 1997 by Borrower in favor of CNL American, set forth in Schedule H attached hereto.

                                  "Olajuwon    Notes"   means   the   collective
                         reference to (i) that certain promissory note in the maximum principal amount of $1,800,000 in the form of
                         Schedule I attached hereto delivered by Olajuwon Holdings, Inc. to Borrower and (ii) that certain promissory note in the maximum principal amount of $1,700,000 in the form of Schedule J attached hereto delivered by Olajuwon Holdings, Inc. to Borrower, in each case, as partial consideration for the Olajuwon Sale.

                                  "Olajuwon  Sale"  means  the sale to  Olajuwon
                         Holdings, Inc. of the Borrower's rights in, title to and interest in the Olajuwon Stores, pursuant to the terms and conditions set forth in
                                        3
                         the   Asset  Purchase  Agreement   and   the   Sublease
                         Agreement.

                                  "Olajuwon  Stores"  means  the 71  restaurants
                         described in Schedule K attached hereto.

                                  "Sublease   Agreement"  means  the  collective
                         reference to (i) that certain Master Sublease Agreement, dated as of March 25, 1998 between the Borrower and Olajuwon Holdings, Inc., in the form set forth in Schedule L hereto and (ii) that certain Lease Assignment Agreement, dated as of March 25, 1998 between the Borrower and Olajuwon Holdings, Inc., in the form set forth in Schedule M hereto.

                                  "Wyoming  Note" means that certain  promissory
                         note in the maximum principal amount of $400,000, in the form of Schedule N attached hereto.

                                  "Wyoming  Sale"  means  the  sale to  Cimarron
                         Management Company, Inc. of the Borrower's rights in, title to and interest in the Wyoming Stores, pursuant to the terms and conditions set forth in the Wyoming Sale Agreement.

                                  "Wyoming  Sale  Agreement"   means  the  Asset
                         Purchase Agreement, dated as of September 26, 1997 among Cimarron Management Company, Inc., Valgene E. Christensen, Joan J. Christensen and the Borrower, as amended by the Amendment No. 1 to Asset Purchase Agreement, dated as of March 11, 1998, in the form set forth in Schedule O attached hereto.

                                  "Wyoming   Stores"  means  the  5  restaurants
                         described in Schedule P attached hereto.

                           (b) Repayment of Term Loans. Section 2.1 of the Credit Agreement is hereby amended by amending and restating the Payment Dates and installment amounts, in their entirety, as they appear in such Section to read as follows:


Payment Dates occurring                               Amount of Installment
-----------------------                               ---------------------
between the following dates
---------------------------
June 30, 1996 through                                 $833,333
and including December
31, 1996

January 1, 1997 through                               $1,375,000
and including December
31, 1997

June 30, 1998                                         The remaining  outstanding
                                                      principal  balance of  the
                                                      Term Loans

                           (c) Mandatory Prepayments. Section 2.13 of the Credit Agreement is hereby amended by:

                                  (i) amending and  restating,  in its entirety,
                          clause (iv) of subsection (a) thereof to read as follows:

                                  (iv) Notwithstanding  anything to the contrary
                          contained in this Section 2.13(a), the Borrower shall be required to apply the Net Sale Proceeds received in connection with the Olajuwon Sale as follows: first, to prepay the Term Loans, in the inverse order of maturity, together with all accrued and unpaid interest thereon to and including the date of such prepayment, in an amount not to exceed $8,250,000, second, to prepay the outstanding principal amount of the Subordinated Promissory Note until such Subordinated Promissory Note shall have repaid in full, together with all accrued and unpaid interest thereon and all other amounts outstanding there under, provided, however, no such prepayment shall be made if the amount necessary to pay such Subordinated Promissory Note in full exceeds $13,350,000, third, to prepay the Term Loans, in inverse order of maturity, until such Term Loans shall have been repaid in full, together with all accrued and unpaid interest thereon to and including the date of prepayment and fourth, to prepay the Revolving Loans until such Revolving Loans shall have been repaid in full, together with all accrued and unpaid interest thereon; and

                            (ii)  adding  the   following   new  clause  (v)  to
          subsection (a) thereof:

                                  (v) Notwithstanding  anything to  the contrary
                          contained in this Section 2.13(a), the Borrower shall be required to apply the Net Sale Proceeds received in connection with the Wyoming Sale as follows: first, to prepay the outstanding amount of principal on the Term Loans, in the inverse order of maturity, in a principal amount equal to $300,000 and second, to pay certain accounts payable allocated to the Wyoming Stores, in an aggregate amount not exceeding $400,000.

                            (iii) adding thereto a new subsection (h) to read as follows:

                                  (h) For each  calendar  year in  which  one or
                          more payments of principal or interest are received by Borrower or any of its Subsidiaries on the Wyoming Note or any of the Olajuwon Notes, Borrower shall apply such amounts on the date such payments are received as follows: first, to prepay the outstanding amount of principal on the Term Loans pro rata, in the inverse order of maturity, and second, to prepay the Revolving Loans until such Revolving Loans shall have been repaid in full, together with accrued and unpaid interest thereon.

                           (d) Indebtedness. Section 7.2 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears at the end of subsection (g) thereof, (ii) deleting the period as it appears at the end of subsection (h) thereof, and replacing such period with a semicolon and the word "and" and (iii) inserting a new subsection (i) to read as follows:

                           (i) Indebtedness under the CNL Loan Agreement, less the amount of any repayment, prepayment or redemption of any such Indebtedness.

                           (e) Liens. Section 7.3 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears at the end of subsection (h) thereof, (ii) deleting the period as it appears at the end of subsection (i) thereof, and replacing such period with a semicolon and the word "and" and (iii) inserting a new subsection (j) to read as follows:

                           (j) Liens granted to CNL American under the CNL Loan Agreement to secure the Borrower's obligations thereunder and which are limited to the CNL Equipment.

                           (f)  Restrictions  on  Fundamental  Changes.  Section
         7.4(b) of the Credit Agreement is hereby amended by deleting the parenthetical "(other than the Olajuwon Associates, L.L.C.)" in its entirety as it appears in subsection (iii) thereof.

                           (g) Asset Dispositions. Section 7.5 of the Credit Agreement is hereby amended by deleting the words "Olajuwon Associates, L.L.C." contained in subsection (i) thereof in their entirety, and replacing such words with "Olajuwon Sale and the Wyoming Sale."

                           (h) Contingent Obligations. Section 7.6 of the Credit Agreement is hereby amended by (i) deleting the word "and" as it appears at the end of subsection (a) thereof, (ii) deleting the period as it appears and the end of subsection (b) thereof and replacing it with a semicolon and (iii) adding thereto the following new subsection
         (c):

                           (c) Contingent Obligations comprised of the Borrower's continuing obligations under (i) the leases described in the Sublease Agreement, (ii) Section 16(b) of the Asset Purchase Agreement and (iii) Section 13.1 of the Wyoming Sale Agreement.

                           (i) Investments. Section 7.8 of the Credit Agreement is hereby amended by amending and restating subsection (k) thereof in its entirety to read as follows:

                           (k) moneys owed to Borrower under the Wyoming Note and each of the Olajuwon Notes.

                  Section 3. Release of Liens. (i) Subject to, and effective upon, the consummation of the Wyoming Sale, the Agent, for itself and the Banks and their respective successors and assigns, hereby releases and terminates all Liens in the Wyoming Stores granted by Borrower or any Subsidiary of Borrower in favor of the Agent pursuant to any Security Document.

                           (ii) Subject to, and effective upon, the consummation
of the Olajuwon Sale, the Agent, for itself and the Banks and their respective successors and assigns, hereby releases and terminates all Liens in the Olajuwon Stores granted by Borrower or any Subsidiary of Borrower in favor of the Agent pursuant to any Security Document.

                  Section 4. Limited Waiver of Defaults or Events of Default. Subject to the terms and conditions set forth herein, the Agent and the Banks, as of the date hereof, hereby waive any Default or Event of Default that has occurred as of the date hereof, solely as a result of any of the following:

                           (a) Financial Covenants. The failure of Borrower to comply with the financial covenants set forth in Sections 7.1(a), 7.1(b), 7.1(c), 7.1(d) 7.1(e), 7.1(j) and 7.2(f) of the Credit
         Agreement to and including December 31, 1997.

                           (b) Indebtedness and Liens. The failure of Borrower to comply with the negative covenants set forth in Sections 7.2 and 7.3 of the Credit Agreement as a result of Borrower entering into the transactions contemplated by the CNL Loan Agreement.

                           (c) Notice of Default or Litigation. The failure of Borrower to give notice (prior to the date hereof) to the Agent, pursuant to Section 6.1(g)(i) of the Credit Agreement, within one Business Day after an Authorized Officer obtained knowledge of the occurrence of a Default or Event of Default arising from (i) Borrower's failure to comply with the covenants set forth in Sections 7.1(a), 7.1(b), 7.1(c), 7.1(d), 7.1(e), 7.1(j), 7.2(f)) of the Credit Agreement
         through and including December 31, 1997 and (ii) Borrower's failure to comply with the covenants set forth in Sections 7.2 and 7.3 with respect to the transactions contemplated by the CNL Loan Agreement.

                           (d) Security Documents relating to September 1997 Amendment. The failure of Borrower to deliver to the Agent within 90 days of the closing date of the September 1997 Amendment, each of the documents required to be delivered by Borrower pursuant to Section 3(o) of the September 1997 Amendment; provided, however, that in the event that Borrower shall fail to deliver all of such documents within 30 days from the date hereof, the Agent shall have the right to declare such Default or Event of Default reinstated as of the date of the September 1997 Amendment.

                  Section 5. Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                           (a) Amendment. This Amendment shall have been duly executed and delivered by each of the parties hereto.

                           (b) Proceeds. The Agent shall have received for the benefit of the Banks, (i) coterminous, with the effectiveness of the Wyoming Sale, cash proceeds from the Wyoming Sale in an aggregate principal amount of at least $300,000, to be applied in accordance with the terms and conditions of the Credit Agreement, as amended hereby and
         (ii) coterminous, with the effectiveness of the Olajuwon Sale, cash proceeds from the Olajuwon Sale in an aggregate principal amount of at least $8,250,000, to be applied in accordance with the terms and conditions of the Credit Agreement, as amended hereby.

                           (c) Transaction Documents for Wyoming Sale and Olajuwon Sale. The Agent shall have approved the form and substance of
         (i) the Wyoming Sale Agreement and the Wyoming Note and (ii) the Asset Purchase Agreement, the Sublease Agreement and each of the Olajuwon Notes.

                           (d) Delivery of Notes. Borrower shall have executed and delivered to the Agent the Wyoming Note and each of the Olajuwon Notes, together with proper endorsements in a form acceptable to the Agent.

                           (e) Officer's Certificate. The Agent shall have received a certificate of an Authorized Officer of Borrower certifying as to the matters set forth in Sections 6(a) and 6(b) of this Amendment.

                           (f) CNL Transactions. By their signatures hereto, the parties hereto agree and acknowledge that the consents granted by the Agent and the Banks pursuant to the September 1997 Amendment with respect to the CNL Equipment Financing (as defined in the September 1997 Amendment), and the sale by Borrower of certain of its personal property to CNL Maryland (as defined in the September 1997 Amendment) are no longer effective.

                           (g) Additional Matters. The Agent shall have received such other certificates, opinions, documents and instruments relating to the transactions contemplated hereby as may have been requested by the Agent or any Bank, in each case, in form and substance satisfactory to the Agent.

                  Section   6.   Representations   and   Warranties.    Borrower
represents, warrants and covenants to the Agent and the Banks that both before and after giving effect to this Amendment:

                           (a) no Default or Event of Default (other than any Default or Event of Default waived pursuant to the terms hereof) has occurred and is continuing;

                           (b)  all  of  the   representations   and  warranties
         contained in the Credit Agreement and in the other Loan Documents (other than those that expressly speak only as of a different date) are true and correct;

                           (c) No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, any Person, including, without limitation, any governmental or public body or authority, or any subdivision thereof, that has not been obtained, is required to authorize, or is required in connection with (i) the execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations hereunder (except as set forth in item 1 of Annex 1 hereto), (ii) the execution and delivery by Borrower of any of the documents relating to the Wyoming Sale or the Olajuwon Sale and the performance by Borrower of it obligations thereunder (except as set forth on Annex 1 hereto), or
         (iii) the conveyance by Borrower of the assets to be conveyed in connection with the Olajuwon Sale or the Wyoming Sale (except as set forth on Annex 1 hereto); and

                           (d) No liabilities, direct or contingent, shall be retained or assumed by Borrower in connection with or as a result of the Olajuwon Sale or the Wyoming Sale, except (i) in the case of the Olajuwon Sale, Borrower's continuing obligations under (A) the leases described in the Sublease Agreement, (B) the Sublease Agreement, (C) Sections 2.3, 8, 16(b) and 20 of the Asset Purchase Agreement, (D) the Post-Closing Agreement, dated as of January 27, 1998 between Borrower and Olajuwon Holdings, Inc., a copy of which is attached hereto as Annex 3 and (E) the Intercreditor and Subordination Agreement, dated as of March 25, 1998 among Borrower, Olajuwon Holdings, Inc., Akinola S. Olajuwon and Global Alliance Finance Company, L.L.C., a copy of which is attached hereto as Annex 4 and (ii) in the case of the Wyoming Sale, Borrower's continuing obligations under Sections 13.1 and 13.3 of the Wyoming Sale Agreement and under each of the lease agreements relating to the Wyoming Stores.

                  Section 7. Limited Consent. Notwithstanding the terms and conditions of Section 7.2 and 7.6 of the Credit Agreement, Borrower is hereby permitted to enter into certain substitution and put agreements (collectively, the "Put Agreements") in connection with the CNL Improvement Financing and the CNL Fee Property Financing (as each such term is defined in the September

1997 Amendment), pursuant to which Borrower is required to purchase certain real and personal property described in such Put Agreements (collectively, the "Put Properties") upon the occurrence of certain events described in such Put Agreements, provided, that Borrower has the ability under the Put Agreements to provide a comparable property in substitution of any Put Property and provided, further, that the purchase price paid by Borrower for the Put Properties shall not exceed $4,000,000 in the aggregate. By their signatures hereto, the parties hereto agree and acknowledge that the consents granted by the Agent and the Banks pursuant to the September 1997 Amendment with respect to Borrower entering into a certain substitution and put agreement relating to the properties described on Schedule 3(n) thereto are no longer effective.

                  Section 8.  Miscellaneous.

                           (a) Effect; Ratification. The amendments, consents and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, consent or modification of any other term or condition of the Credit Agreement or of any other instru ment or agreement referred to therein; or (ii) prejudice any right or remedy which the Agent or the Banks may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein. Each reference in the Credit Agreement to "this Amended Credit Agreement", "herein", "hereof" and words of like import and each reference in the other Loan Documents to the "Agreement" or the "Credit Agreement" shall mean the Credit Agree ment as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Credit Agreement and each other instrument or agreement referred to therein, except as herein amended or waived, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Loan Documents. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

                           (c) Costs, Fees and Expenses. Borrower agrees to pay all reasonable costs, fees and expenses (including the reasonable fees and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Amendment as required pursuant to the Credit Agreement.

                           (d) Headings Descriptive. The headings of the several Sections and Subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision or term of this Amendment.

                           (e) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (f) Severability. Any provision contained in this Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (g) GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS.

                           (h) WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN CONNECTION WITH THIS CONSENT OR ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING HEREUNDER OR THEREUNDER.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first written above.

                                                DENAMERICA CORP.


                                                By: /s/ Todd Brown
                                                   -----------------------------
                                                Name: Todd Brown
                                                Its: Vice President



                                                BANQUE PARIBAS,
                                                individually and as Agent


                                                By: /s/ Steven M. Heinen
                                                   -----------------------------
                                                Name: Steven M. Heinen
                                                Its: Director


                                                By: /s/ Brian F. Hewett
                                                   -----------------------------
                                                Name: Brian F. Hewett
                                                Its: Vice President



                                                FIRST SOURCE FINANCIAL LLP
                                                By First Source Financial, Inc.
                                                Its Agent/Manager
                                                By: /s/ James W. Wilson
                                                   -----------------------------
                                                Name: James W. Wilson
                                                Its: Senior Vice President

                                           LASALLE NATIONAL BANK


                                           By: /s/ Stefano Robertson
                                              -----------------------------
                                           Name: Stefano Robertson
                                           Its: Commercial Loan Officer




                                           PILGRIM AMERICAN PRIME RATE
                                           TRUST
                                           By: Pilgrim America Investments, Inc.
                                           As its Investment Manager
                                           By: /s/ D. Norman
                                              -----------------------------
                                           Name: D. Norman
                                           Its:  S V P



                                           KZH-SOLEIL CORPORATION


                                           By: /s/ Virginia Conway
                                              -----------------------------
                                           Name: Virginia Conway
                                           Its: Authorized Agent
                                       15